The date of the supplement is May 15, 2009.

F119-041 5/15/09

T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Efficient Balanced Fund

Supplement to prospectus dated July 1, 2008

Important Information About the T. Rowe Price Tax-Efficient Balanced Fund

On April 22, 2009, the Board of Directors of the T. Rowe Price Tax-Efficient Balanced Fund (the "Fund") approved a plan of reorganization under which the assets of the Fund would be transferred to the T. Rowe Price Balanced Fund in exchange for shares of that fund of equal value.

The reorganization is subject to the approval of shareholders of the Fund. Shareholders of the Fund at the close of business on June 22, 2009, the "record" date, will have the opportunity to vote on the reorganization plan. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in early July, and a special shareholder meeting will be held on or about August 21, 2009. If the proposal is approved by a majority of the Fund`s shareholders, the transfer of assets will take place soon thereafter and Fund shareholders will then receive shares of the T. Rowe Price Balanced Fund with the same total value as their shares of the Fund. The reorganization will be designed to be a tax-free exchange for shareholders of the Fund.

Detailed information about the proposed reorganization will be provided in the proxy materials. If you have any questions, please call us at 1-800-225-5132 or visit our Web site at troweprice.com.

Effective immediately, the Fund will no longer charge a 1.00% redemption fee on shares purchased and held for less than 365 days. The 1.00% redemption fee referenced in Table 2 is hereby deleted for the Tax-Efficient Balanced Fund and the Tax-Efficient Growth Fund. The Tax-Efficient Multi-Cap Growth Fund will continue to charge a 1.00% redemption fee on shares purchased and held for less than 365 days.

The Fund will not accept new accounts after 4 p.m. ET on June 15, 2009. The Fund will not accept purchases of additional shares from existing shareholders after 4 p.m. ET on June 30, 2009. Closing of sales to new accounts and to existing shareholders does not restrict shareholders from redeeming shares of the Fund. The Fund reserves the right, in its sole discretion, to permit investors to open new accounts in the Fund, to impose further restrictions, or to close the Fund to any additional investments, all without notice.